UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported October 20, 2010): October 25, 2010

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13508	63-0661573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Colonial Bank Blvd.

Montgomery, Alabama 36117

(Address of principal executive offices)

(334) 676-5000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Filing of Monthly Operating Report for the Period Ended September 30, 2010

On October 20, 2010, The Colonial BancGroup, Inc. (the Company) filed its monthly operating report for the period September 1, 2010 through September 30, 2010 (the September Monthly Operating Report) with the United States Bankruptcy Court for the Middle District of Alabama, Northern Division.

Before reading the September Monthly Operating Report, we strongly urge you to read the Summary Cautionary Statement Regarding the September Monthly Operating Report below.

The September Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Summary Cautionary Statement Regarding September Monthly Operating Report

The September Monthly Operating Report contains financial information that has not been audited or reviewed by independent registered accountants, is not presented in accordance with generally accepted accounting principles and may be subject to future reconciliation and adjustments. The information contained in the September Monthly Operating Report has been prepared in accordance with applicable law under Chapter 11 of Title 11 of the United States Code and is not to be used for investment purposes. There can be no assurance that the September Monthly Operating Report is complete. The Company may amend or otherwise change the information contained in the September Monthly Operating Report at a future date. Results set forth in the September Monthly Operating Report should not be viewed as indicative of future results.

The information contained in the September Monthly Operating Report represents financial information of the Company only and does not include financial information for any subsidiary. The September Monthly Operating Report should under no circumstances be relied upon or viewed as a substitute, supplement or replacement for financial information that is filed with the U.S. Securities and Exchange Commission (the Commission) pursuant to the Securities Exchange Act of 1934, as amended.

The above cautionary statement is a summary of the disclaimer included in the September Monthly Operating Report and is qualified in its entirety by reference to the September Monthly Operating Report incorporated herein by reference.

Section 12(j) Proceeding to Revoke the Registration of the Company’s Securities

As previously reported, the Commission instituted an administrative proceeding (Administrative Proceeding File No. 3-13967, In the Matter of The Colonial BancGroup, Inc., Respondent) to revoke the registration of the Company’s securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, pursuant to an Order Instituting Administrative Proceedings and Notice of Hearing Pursuant to Section 12(j) of the Securities Exchange Act of 1934, dated July 14, 2010, Commission Release No. 62497. On September 20, 2010, the Company submitted to the Staff of the Commission an Offer of Settlement of The Colonial BancGroup, Inc. together with the Certificate of Corporate Resolution and form of Order Making Findings and Revoking Registration of Securities Pursuant to Section 12(j) of the Securities Exchange Act of 1934 (collectively, the Offer of Settlement) setting forth proposed terms of settlement of the administrative proceeding and the revocation of the registration of the Company’s securities. The Offer of Settlement was not approved by the Commission and the administrative proceeding is ongoing, though it remains likely that the registration of the Company’s securities will be revoked. Generally, when the registration of a registrant’s securities is revoked, all trading of such securities will cease, the registrant’s periodic reporting obligations under Section 13(a) of the Exchange Act will terminate, and no member of a national securities exchange, broker or dealer will be permitted to use the mails or other means of interstate commerce to effect any transaction in or to induce the purchase or sale of any securities for which registration is revoked.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is being furnished herewith:

Exhibit No.	Exhibit

99.1	The Colonial BancGroup, Inc. Monthly Operating Report for the period ended September 30, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COLONIAL BANCGROUP, INC.

By	/S/ SIMUEL SIPPIAL JR.
Simuel Sippial, Jr.
Chairman

Date: October 25, 2010